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                                  Exhibit 23.1

                     [Letterhead of William C. Spore, P.C.]





March 1, 2002


Consent of Independent Auditors

We hereby consent to the use in this Registration Statement on Form SB-2 of our auditors' report included herein dated October 11, 2001 relating to the consolidated financial statements of Buyenergy Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.



/s/William C. Spore, P.C.
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WILLIAM C. SPORE, P.C.